CONFIDENTIAL                                        Exhibit 10.2
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT
TO
LICENSE AND COLLABORATION AGREEMENT
This amendment (this “Amendment”) is effective the last date signed by a party (“Amendment Effective Date”), between MannKind Corporation, a Delaware corporation (“MannKind”), having a principal place of business at One Casper Street, Danbury, Connecticut 06810, and United Therapeutics Corporation, a Delaware public benefit corporation (“United Therapeutics”), having a principal place of business at 1000 Spring Street, Silver Spring, Maryland 20910.
WHEREAS, the parties to this Amendment entered into a License and Collaboration Agreement effective as of September 3, 2018 (as amended, the “Agreement”);
WHEREAS, capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement, except to the extent amended or modified by this Amendment;
WHEREAS, United Therapeutics [***];
WHEREAS, [***] constitutes an “Optioned Agent” under the Agreement, and as an Optioned Agent the Agreement provides United Therapeutics with an Option, which United Therapeutics wishes to exercise subject to the terms of this Amendment, to add [***] as an “API” for purposes of the Agreement (with any Product containing [***] as API being an Optioned Product under the Agreement); and
WHEREAS, the parties wish to amend the Agreement to, inter alia: (a) memorialize and accomplish the exercise of United Therapeutics’ Option with respect to [***] and enable the parties to collaborate on the development of [***] as a dry powder inhaled product; and (b) amend the Option Exercise Fee and Milestone Payments for [***], in certain respects.
NOW, THEREFORE, in consideration of the terms and conditions specified herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
1.RECITALS. The Recitals to this Amendment are hereby incorporated by reference.
2.OPTION EXERCISE FOR [***].
a.The parties agree and acknowledge that United Therapeutics has exercised or hereby does exercise its Option with respect to [***].

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b.The Option Exercise Fee for [***] ($5,000,000) (as amended by Section 5(e) of this Amendment) shall be paid by United Therapeutics to MannKind within five (5) Business Days following the Amendment Effective Date.
c.Notwithstanding any requirements that would otherwise apply under Section 2.6 of the Agreement (all of which are deemed satisfied and waived as of the Amendment Effective Date), United Therapeutics’ exercise of the Option with respect to [***] shall be effective upon MannKind’s timely receipt of this $5,000,000 Option Exercise Fee.
d.Section 1.4 is hereby amended to read as follows:
“API” shall mean treprostinil and [***], individually or in combination.
e.Section 1.81 is hereby amended to read as follows:
“Prostacyclin” shall mean a prostacyclin, a prostacyclin analog and a prostacyclin receptor agonist. [***].
f.Article 1 (Definitions) is hereby amended to add Section 1.103 as follows:
1.103     “Initial [***] Product” means the Optioned Product containing [***] as API that is intended to be the subject of the initial Regulatory Approval of an Optioned Product containing [***] as API, which shall utilize the Initial Device that the Initial Product utilizes.
3.DEVELOPMENT PLAN. The development plan related to MannKind’s development work with respect to the Initial [***] Product is attached hereto as Exhibit A (the attached, as may be subsequently amended by the parties in accordance with the Agreement, the “[***] Development Plan”). The [***] Development Plan shall be deemed an “Additional Development Plan” under the Agreement. Notwithstanding Section 4.1(b)(i) or Section 6.4 of the Agreement, the parties agree that United Therapeutics shall not reimburse MannKind for any Development Expenses with respect to the [***] Development Plan, or for any travel expenses incurred in connection with any activities contemplated in the [***] Development Plan.
4.MANUFACTURE AND SUPPLY.
a.Section 5.2(a) (Initial Clinical Supply and Clinical Supply for Pivotal Study and Product Launch) is hereby amended to add the following at the end of Section 5.2(a):
The Parties shall establish as soon as practicable following the Amendment Effective Date procedures for the supply of Initial [***] Product to United Therapeutics for use by United Therapeutics in continuing the development of the Initial [***] Product, and at United Therapeutics’ request the Parties shall enter into a clinical supply agreement pursuant to which MannKind shall supply

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United Therapeutics with finished Initial [***] Product (fully packaged, kitted and labeled) and/or semi-finished Product (unkitted, unlabeled Devices and packaged cartridges for Initial [***] Product) suitable for use by United Therapeutics in clinical trials, the key terms of which are set forth in Exhibit B to this Amendment (“Referenced Clinical Supply Terms”) and, to the extent applicable to Initial [***] Product and not inconsistent with the Referenced Clinical Supply Terms, that certain Clinical Supply Agreement between MannKind and United Therapeutics dated as of January 21, 2019. Notwithstanding anything to the contrary in the Agreement, this Amendment, or the [***] Development Plan, MannKind agrees that it shall supply Initial [***] Product to United Therapeutics for purposes of conducting clinical trials and development activities free of charge; provided, however, that United Therapeutics shall pay MannKind for any cartridges supplied in excess of 200,000 cartridges per year, in accordance with the Referenced Clinical Supply Terms.
United Therapeutics shall supply to MannKind, at United Therapeutics’ sole cost and expense, requested quantities of API to conduct any feasibility assessments, CMC activities, or other work necessary to support MannKind’s development of the Initial [***] Product, and to manufacture quantities of the Initial [***] Product as requested by United Therapeutics to conduct any United Therapeutics’ development activities, including clinical studies, as anticipated by this Agreement (such API, “Developmental API”). MannKind shall use Developmental API for the sole purpose of performing its obligations under the Agreement, and for no other purposes. United Therapeutics and MannKind will reasonably negotiate a quality agreement covering the supply of Developmental API at an appropriate stage of development as reasonably determined by the quality functions of their respective organizations. Until such time as a quality agreement is finalized between the parties, United Therapeutics’ sole warranty in relation to the Developmental API supplied to manufacture the Initial [***] Product shall be its good faith belief that any Developmental API will comply with any written specifications for such Developmental API as provided to MannKind, subject to any deviations with respect to such specifications agreed by MannKind. All other warranties related to the Developmental API, whether express or implied, are hereby disclaimed. MannKind will receive, store, and handle Developmental API using commercially reasonable procedures, techniques, and facilities, and hereby assumes the risk of receiving, storing, and handling Developmental API. United Therapeutics will provide any relevant safety data sheets prior to and/or at the time of delivery of the Developmental API, and MannKind will review, and require its personnel who will come into contact with the Developmental API to review, such safety data sheets, and provide any training and sign off related to the Developmental API as appropriate and required by MannKind policy and applicable laws and regulations. Upon United Therapeutics’ request, or upon conclusion of development activities related to the Initial [***] Product, MannKind shall return to United Therapeutics, or destroy using appropriate methods, as directed by

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United Therapeutics, any unused or in process Developmental API, at United Therapeutics cost and expense, and shall certify such return and destruction in writing.
b.All references to “Initial Product” in Section 5.2(b) (Long Term Commercial Supply) and 5.2(c) (Manufacturing Information) of the Agreement, including in the key terms of long term commercial supply referenced in Section 5.2(b), shall be amended to read as follows: “Initial Product and Initial [***] Product.”
5.OTHER AMENDMENTS.
a.Section 1.19 is hereby amended to read as follows:
“Competing Product” shall mean a product other than Product that (a) contains a Prostacyclin as an active ingredient or (b) contains an active ingredient other than a Prostacyclin and that is indicated for use (or being developed for use) in the treatment of Pulmonary Hypertension, including Pulmonary Hypertension associated with interstitial lung disease (or is being developed with the objective of seeking approval for the treatment of Pulmonary Hypertension, including Pulmonary Hypertension associated with interstitial lung disease).
b.Section 1.54 is hereby amended to read as follows:
“Initial Device” shall mean the reusable Dreamboat® inhaler and associated cartridges utilized in the Initial Product.
c.Section 1.56 is hereby amended to read as follows:
“Initial Product” shall mean Tyvaso DPI™ (treprostinil), the Product containing treprostinil as API (which utilizes the Initial Device) for which United Therapeutics has, as of the Amendment Effective Date, obtained Marketing Approval from the FDA for the treatment of pulmonary arterial hypertension (PAH; WHO Group 1) and Pulmonary Hypertension associated with Interstitial Lung Disease (PH-ILD; WHO Group 3) to improve exercise ability.
d. Section 1.73 is hereby amended to read as follows:
“Optioned Agent” shall mean (a) [***] or (b) any Other Agent that is indicated for use (or being developed for use) in the treatment of Pulmonary Hypertension, including Pulmonary Hypertension associated with interstitial lung disease, or is being developed with the objective of seeking approval for the treatment of Pulmonary Hypertension, including Pulmonary Hypertension associated with interstitial lung disease.
e.Section 1.74 is hereby amended to read as follows:

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“Option Exercise Fee” shall mean, with respect to each Optioned Agent (a) in the case of [***] as an Optioned Agent, a non-refundable, non-creditable fee of $5,000,000; or (b) in the case of any other Optioned Agent, $10,000,000.
f.Section 2.6(d) is hereby added to the Agreement as follows:
Withdrawal of Option. Notwithstanding anything to the contrary contained in the Agreement (including as amended by the Amendment), to the extent United Therapeutics has exercised its Option with respect to [***] or any other particular Optioned Agent, United Therapeutics shall have the option to withdraw its exercise of the Option (the “Withdrawal Option”) by giving MannKind written notice identifying the applicable Optioned Agent and stating that United Therapeutics desires to withdraw its exercise of the Option with respect to the applicable Optioned Agent (the “Withdrawal Notice”). United Therapeutics’ exercise of the Withdrawal Option shall be effective upon MannKind’s receipt of the Withdrawal Notice, whereupon (i) the Optioned Agent identified in the Withdrawal Notice (the “Withdrawn Agent”) shall no longer be deemed “API” for purposes of the Agreement, and (ii) any product containing the Withdrawn Agent (including a Device sold (or intended to be sold) for administration of a Formulation that contains the Withdrawn Agent) shall not, by virtue of the Withdrawn Agent, be deemed an “Optioned Product” or a “Product” for purposes of this Agreement. For clarity, the exercise of the Withdrawal Option shall not release United Therapeutics from its obligation to pay, or deprive MannKind of its right to receive, an Option Exercise Fee, Milestone Payment or royalty payment that, prior to the exercise of the Withdrawal Option, has already accrued to such Party or which is attributable to a period prior to the exercise of the Withdrawal Option.
g.Section 6.2(a)(E) and (F) are hereby amended and replaced with the following:
[***] Milestones:

(E) [***]	$5,000,000
(F) [***]	$10,000,000
(G) [***]	$10,000,000
(H) [***]	$10,000,000

    Other Optioned Agents:

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(I) [***]	$15,000,000
(J) [***]	$15,000,000

6.GENERAL. All terms of the Agreement that are not specifically modified by this Amendment remain in full force and effect. Each Party hereby represents and warrants to the other party, as of the Amendment Effective Date, the representations and warranties set forth in Sections 10.1(a) through (d) of the Agreement, with all references therein to the ‘Agreement’ deemed to refer to this Amendment, mutatis mutandis. The parties may execute this Amendment in counterparts, each of which is deemed an original for all purposes, and which together will constitute the same instrument. The parties may execute this Amendment by electronic means (electronic signature through generally recognized e-signature vendors), by scanned pdfs of wet-ink signed documents, or by return of originals.
*    *    *
Signature page follows

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IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives as of the date indicated below.

UNITED THERAPEUTICS CORPORATION By: /s/Michael Benkowitz Name: Michael Benkowitz Title: President and Chief Operating Officer Date: August 24, 2025	MANNKIND CORPORATION By: /s/ Michael Castagna Name: Michael Castagna Title: President and Chief Executive Officer Date: August 24, 2025

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